UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

Corus Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza; Suite 1800 Chicago , IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-474-6388

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03: Bankruptcy or Receivership

On June 15, 2010 Corus Bankshares, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) (Proposed  Case No. 10-26881) (the “Case”). The Company continues to operate its business as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 2.04: Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Case described in Item 1.03 above constituted an event of default or otherwise triggered repayment obligations under a number of instruments and agreements relating to direct and indirect financial obligations of the Company (the “Debt Documents”). As a result of the events of default, the obligations under the Debt Documents became automatically and immediately due and payable. The Debtor believes that any efforts to enforce the payment obligations under these Debt Documents are stayed as a result of the filing of the Chapter 11 Case in the Bankruptcy Court. The Debt Documents and the approximate amount of debt currently outstanding thereunder, are as follows:

For Corus Statutory Trust I, the Debt Documents are (1) the indenture, dated June 26, 2003, by and between the Company as issuer and U.S. Bank National Association as trustee, with respect to Floating Rate Junior Subordinated Deferrable Interest Debentures, and (2) the guarantee agreement dated as of June 26, 2003 by and between the Company as guarantor and U.S. Bank National Association as guarantee trustee. Approximately $29.5 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust II, the Debt Documents are (1) the indenture dated June 24, 2003, by and between the Company as issuer and The Bank of New York as trustee with respect to Unsecured Junior Subordinated Deferrable Interest Notes, and (2) the guarantee agreement dated as of June 24, 2003 by and between the Company as guarantor and The Bank of New York as guarantee trustee. Approximately $21.5 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust III, the Debt Documents are (1) the indenture dated September 17, 2003, by and between the Company as issuer and U.S. Bank National Association as trustee with respect to Floating Rate Junior Subordinated Deferrable Interest Debentures, and (2) the guarantee agreement dated as of September 17, 2003 by and between the Company as guarantor and U.S. Bank National Association as guarantee trustee. Approximately $48.2 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust IV, the Debt Documents are (1) the indenture dated November 24, 2003, by and between the Company as issuer and The Bank of New York as trustee with respect to Unsecured Junior Subordinated Deferrable Interest Notes, and (2) the guarantee agreement dated as of November 24, 2003 by and between the Company as guarantor and The Bank of New York as guarantee trustee. Approximately $32.1 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust V, the Debt Documents are (1) the indenture dated December 17, 2003, by and between the Company and U.S. Bank National Association as trustee with respect to Floating Rate Junior Subordinated Deferrable Interest Debentures, and (2) the guarantee agreement dated as of December 17, 2003 by and between the Company as guarantor and U.S. Bank National Association as guarantee trustee. Approximately $53.5 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust VI, the Debt Documents are (1) the indenture dated May 18, 2004, by and between the Company and JPMorgan Chase Bank, N.A. with respect to Junior Subordinated Debt Securities, and (2) the guarantee agreement dated as of May 18, 2004 by and between the Company as guarantor and JPMorgan Chase Bank, N.A. as guarantee trustee. Approximately $26.6 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust VII, the Debt Documents are (1) the indenture dated September 20, 2004, by and between the Company and Wilmington Trust Company with respect to Floating Rate Junior Subordinated Deferrable Interest Debentures, and (2) the guarantee agreement dated as of September 20, 2004 by and between the Company as guarantor and Wilmington Trust Company as guarantee trustee. Approximately $52.9 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust VIII, the Debt Documents are (1) the indenture dated March 15, 2005, by and between the Company and JPMorgan Chase Bank, N.A. with respect to certain Junior Subordinated Debt Securities, and (2) the guarantee agreement dated as of March 15, 2005 by and between the Company as guarantor and JPMorgan Chase Bank, N.A. as guarantee trustee. Approximately $26.3 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust IX, the Debt Documents are (1) the indenture dated June 23, 2005, by and between the Company and JPMorgan Chase Bank, N.A. with respect to certain Junior Subordinated Debt Securities, and (2) the guarantee agreement dated as of June 23, 2005 by and between the Company as guarantor and JPMorgan Chase Bank, N.A. as guarantee trustee. Approximately $26.2 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust X, the Debt Documents are (1) the indenture dated September 15, 2005, by and between the Company and Wilmington Trust Company with respect to certain Floating Rate Junior Subordinated Deferrable Interest Debentures, and (2) the guarantee agreement dated as of September 15, 2005by and between the Company as guarantor and Wilmington Trust Company as guarantee trustee. Approximately $26.1 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust XI, the Debt Documents are (1) the indenture dated December 19, 2005, by and between the Company and LaSalle Bank National Association with respect to certain Junior Subordinated Debt Securities, and (2) the guarantee agreement dated as of December 19, 2005 by and between the Company as guarantor and LaSalle Bank National Association as guarantee trustee. Approximately $26.1 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust XII, the Debt Documents are (1) the indenture dated March 29, 2006, by and between the Company and Wells Fargo Bank, National Association with respect to certain Junior Subordinated Debt Securities, and (2) the guarantee agreement dated as of March 29, 2006 by and between the Company as guarantor and Wells Fargo Bank, National Association as guarantee trustee. Approximately $26.1 million is currently outstanding under the indenture, all of which is unsecured.

For Corus Statutory Trust XIII, the Debt Documents are (1) the indenture dated June 27, 2007, by and between the Company and Wilmington Trust Company with respect to certain Floating Rate Junior Subordinated Debt Securities, and (2) the guarantee agreement dated as of June 27, 2007 by and between the Company as guarantor and Wilmington Trust Company as guarantee trustee. Approximately $21.1 million is currently outstanding under the indenture, all of which is unsecured.

Item 5.02: Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 11, 2010, Michael J. Minnaugh, Chief Financial Officer, gave notice of his resignation as Chief Financial Officer of the Company, effective as of June 30, 2010. Mr. Minnaugh’s decision is not in connection with any known disagreement with the Company or its independent registered public accounting firm on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

/s/ Michael J. Minnaugh

Michael J. Minnaugh
Chief Financial Officer
(Principal Financial Officer)

Date: June 15, 2010